UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2022

MATTERPORT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39790	85-1695048
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 East Java Drive Sunnyvale, CA	94089
(Address of principal executive offices)	(Zip Code)

(650) 641-2241

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	MTTR	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Election of Directors.

Effective July 11, 2022, the Board of Directors (the “Board”) of Matterport, Inc. (the “Company”) increased the number of directors on the Board from four to five and appointed Susan Repo to fill the vacancy on the Board in accordance with the Company’s Amended and Restated Bylaws. The Board determined that Ms. Repo qualifies as an “independent director” under the NASDAQ listing standards and the applicable rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). Ms. Repo has been designated as a Class II director with a term expiring at the next annual meeting of the Company’s stockholders. The Board also appointed Ms. Repo to serve on the Audit Committee of the Board (the “Audit Committee”) and designated her as the chairperson of the Audit Committee.

There are no arrangements or understandings between Ms. Repo and any other person pursuant to which she was selected as a director. Furthermore, there are no transactions between Ms. Repo or any member of her immediate family and the Company or any of its subsidiaries that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission (the “SEC”).

Ms. Repo will participate in, and be compensated in accordance with, the Company’s non-employee director compensation program. A description of the cash and equity compensation provided to the Company’s non-employee directors under the Company’s non-employee director compensation program is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on May 27, 2022.

Ms. Repo will enter into the Company’s standard form of indemnification agreement, which is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 28, 2021.

Item 7.01. Regulation FD Disclosure.

On July 11, 2022, the Company issued a press release announcing the appointment of Ms. Repo to the Board. A copy of the press release is included as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated July 11, 2022 of Matterport, Inc.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matterport, Inc.

Date: July 11, 2022	By:	/s/ James D. Fay
	Name:	James D. Fay
	Title:	Chief Financial Officer